                                                                    Exhibit 10.8

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment"), dated October 4, 2001, is made and entered into on the terms and conditions hereinafter set forth, by and among NN, INC., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower who are parties to the Credit Agreement, as hereinafter defined (the "Guarantors"), the several lenders who are now or hereafter become parties to the Credit Agreement (the "Lenders"), AMSOUTH BANK, an Alabama state bank, individually and as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and BANK ONE, KENTUCKY, NA, individually and as co-agent for the Lenders (in such capacity, the "Co-Agent").

                                    RECITALS:

     1. Pursuant to a Credit Agreement dated as of July 20, 2001, among the Borrower, the Guarantors, the Administrative Agent, the Lenders and the Co-Agent (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make Loans, all as more specifically described in the Credit Agreement. Capitalized terms used but not otherwise defined in this Agreement have the same meanings as in the Credit Agreement.

     2. The parties hereto desire to amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.


                                   AGREEMENTS:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Swing Line Note. The definition of Swing Line Note in Section 1.1 of the Agreement is hereby amended to provide as follows:

          "Swing Line Note" shall mean that certain Amended and Restated Promissory Note dated October 4, 2001, in the maximum principal amount of $5,000,000, executed by the Borrower in favor of the Swing Line Lender, evidencing the indebtedness of the Borrower to the Swing Line Lender in connection with the Swing Line Loans.

     2. Swing Line Loans. Subsection 2.2.7(a) of the Agreement is hereby amended to provide as follows:

          (a) Commitment to Make Swing Line Loans. Subject to all of the terms and conditions of this Agreement (including the conditions set forth in Sections 6.1 and 6.2 and the limitations set forth in Section 2.2.1), and in reliance upon the representations and warranties of the Borrower herein set forth and the agreements of the other Lenders set forth in subsections (c) and (d) of this Section 2.2.7, the Swing Line Lender hereby agrees to make Swing Line Loans to the Borrower from time to time during the Revolving Commitment Period, in an aggregate principal amount not to exceed $5,000,000 outstanding at any time, for the purposes identified in Section 2.7. Amounts borrowed by the Borrower under the Swing Line Commitment may be prepaid and reborrowed from time to time during the Revolving Commitment Period. The Swing Line Lender's commitment to make Swing Line Loans as provided in this subsection 2.2.7(a) shall expire on the Revolving Commitment Period Expiration Date, and all Swing Line Loans shall be paid in full no later than the Revolving Commitment Period Expiration Date.

     3. Effectiveness. This Amendment shall be effective only upon execution and delivery by the Borrower, the Guarantors, the Administrative Agent and Requisite Lenders.

     4. Representations and Warranties of the Borrower and the Guarantors. As an inducement to the Administrative Agent, the Co-Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors hereby represent and warrant to the Administrative Agent, the Co-Agent and the Lenders that, on and as of the date hereof:

          (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, except for (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

          (b)  no Default or Event of Default has occurred and is continuing.

     5. Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

          (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any of the Guarantors by the Administrative Agent, the Co-Agent or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Co-Agent or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

          (b) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Any noncompliance by the Borrower or any Guarantor with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default. Except to the extent amended hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

     6. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

     7.   Miscellaneous.

          (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

          (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

          (c) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

          (d) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

                          [Signatures Begin Next Page]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                           BORROWER:

                           NN, INC.,
                           a Delaware corporation


                           By: /s/ David L. Dyckman
                               -------------------------------------------------
                               Name: David L. Dyckman
                                     -------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                      ------------------------------------------


                           GUARANTORS:

                           INDUSTRIAL MOLDING GP, LLC,
                           a Delaware limited liability company

                           By: /s/ David L. Dyckman
                               -------------------------------------------------
                               Name: David L. Dyckman
                                     -------------------------------------------
                               Title: Manager
                                      ------------------------------------------


                           INDUSTRIAL MOLDING LP, LLC,
                           a Tennessee limited liability company


                           By: /s/ William C. Kelly, Jr.
                               -------------------------------------------------
                               Name: William C. Kelly, Jr.
                                     -------------------------------------------
                               Title: Treasurer
                                      ------------------------------------------

                        [Signatures Continued Next Page]

                             INDUSTRIAL MOLDING GROUP, L.P.,
                             a Tennessee limited partnership

                             By: Industrial Molding GP, LLC, a Delaware limited liability company, its general partner

                             By: /s/ David L. Dyckman
                                 -----------------------------------------------
                                 Name: David L. Dyckman
                                       -----------------------------------------
                                 Title: Manager
                                        ----------------------------------------


                             DELTA RUBBER COMPANY,
                             a Connecticut corporation

                             By: /s/ David L. Dyckman
                                 -----------------------------------------------
                                 Name: David L. Dyckman
                                       -----------------------------------------
                                 Title: Vice President
                                        ----------------------------------------



                             LENDERS:


                             AMSOUTH BANK, as a Lender and as
                             Administrative Agent

                             By: /s/ Robert T. Page
                                 -----------------------------------------------
                                 Name: Robert T. Page
                                       -----------------------------------------
                                 Title: Vice President
                                        ----------------------------------------


                             BANK ONE, KENTUCKY, NA, as a Lender and as
                             Co-Agent

                             By: /s/ Darrin J. McCauley
                                 -----------------------------------------------
                                 Name: Darrin J. McCauley
                                       -----------------------------------------
                                       Title: Vice President
                                              ----------------------------------


                        [Signatures Continued Next Page]

                                        FIRSTAR BANK, N.A., as a Lender


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        SUNTRUST BANK, as a Lender


                                        By: /s/ William E. Edwards, III
                                            ------------------------------------
                                            Name: William E. Edwards, III
                                                  ------------------------------
                                            Title: First Vice President
                                                   -----------------------------


                                        FIRST TENNESSEE BANK, NATIONAL
                                        ASSOCIATION, as a Lender


                                        By: /s/ J. Michael Blackwell
                                            ------------------------------------
                                            Name: J. Michael Blackwell
                                                  ------------------------------

                                            Title: Senior Vice President
                                                   -----------------------------